Exhibit 99.2

Board Recommends Joining with WS Atkins plc to Shareholders

It has been an exciting and challenging four months since The PBSJ Corporation’s Board of Directors commenced a process designed to enhance shareholder value and address our investment capital needs. As you recall from previous communications and discussions, our goal was to enable our company to be in a position to pursue a growth strategy beyond that which our employees alone could support, offer our shareholders solid returns on their investments, and create a future in which our employees could pursue rewarding careers.

During those months of exploration, our Strategic Finance Committee considered many options and engaged in many dialogues with the directors and outside financial advisors. We worked with experts and talked to our industry peers. We studied forecasts and historical precedents. And we met with numerous potential investment partners—all the while recognizing the importance—and the tremendous difficulty—of making a decision that would benefit all our constituencies: the corporation, its employees, and, most important, shareholders.

We are pleased to announce today that the Board of Directors has authorized and directed the company to enter into an agreement to merge The PBSJ Corporation with WS Atkins plc, contingent upon the satisfaction of customary closing conditions, including regulatory approvals. According to our agreement, Atkins would acquire PBSJ in an all-cash transaction for $17.137 per share, and PBSJ would become a wholly owned subsidiary of Atkins. As we have promised throughout, the transaction is contingent on the approval of our shareholders. A meeting of The PBSJ Corporation shareholders for this purpose is anticipated in early fall, and well in advance of the meeting, we will distribute a proxy statement describing all the material features, benefits and risks of the transaction.

WHAT THIS MEANS TO US

Joining forces with Atkins means that we will be able to grow the company in a manner that employee ownership alone could not support. We will be able to offer expanded opportunities and resources to our employees and customers—opportunities only possible in a large and successful company like Atkins. Most importantly, our cultures are remarkably compatible. It was one of the guiding influences in our search, and it was one of the first things I noticed when I visited Atkins’s offices and met with their staff.

Atkins is the United Kingdom’s largest engineering and design consultancy and the world’s 11th largest. The company was founded by Sir William Atkins in 1938 and was a successful, privately held company for 60 years before it went public on the London Stock Exchange in 1996. (The company is listed on the London Stock Exchange as WS Atkins plc and trades as Atkins.) They Have 15,600 employees located across the U.K and Europe, the Middle East, the U.S., and the Asian Pacific.

We encourage you to visit their website at (www.atkinsglobal.com) to learn more about their business philosophy, their leadership, and their exciting projects. A video about them can be viewed at www.pbsj.com/video. Their annual report (http://ar2010.atkinsglobal.com) offers a wonderful perspective of their culture and their business success.

WHAT THIS MEANS TO ATKINS

While we’ve been looking for just the right partner to support our growth, Atkins has been seeking a U.S. partner as the platform for its growth in North America. The acquisition of PBSJ balances their geographic presence, deepens the company’s technical skills in established sectors, and provides an expanded geographic presence.

In a presentation to analysts, Atkins Chief Executive Keith Clarke stated, “This is an important acquisition for Atkins and forms part of our plan to grow our business through a multi-skill, multi-local strategy. PBSJ operates a business model we understand and complements our business superbly, enhancing our skills in environmental, transportation, building design, and program management disciplines. PBSJ has an experienced management team and a strong, long-standing reputation for technical excellence and quality, which underpins its deep client relationships. These are all important criteria for a successful acquisition which will provide us with a strong platform for growth and enable us to drive significant value for our shareholders.”

WHAT THIS MEANS TO OUR CLIENTS AND INDUSTRY PARTNERS

We expect to continue to operate as we have been. Atkins’ existing U.S. presence complements, without overlapping, our own capability and client base. However, our clients and partners will soon begin enjoying the benefits of our ability to learn from and leverage the experience and expertise of Atkins’s global presence for our domestic projects.

THE NEXT STEPS

This is a major move for our company, and there is a lot more information that will need to be shared. We also know that our employees are likely to have quite a few questions. So over the next few weeks, we will be visiting many of our offices, starting with Orlando and Tampa this Wednesday and following up with most all major offices around the country. You will receive information about this as it becomes available. In the meantime, we encourage you to email your questions to Kathe Jackson in Corporate Communications (krjackson@pbsj.com). She will help us compile these so that we can address them with you in a future communications. Of course, because of our SEC filing requirements and the fact that we are preparing, and will be distributing, a proxy statement, we may be a bit constrained in what we can say, but we think we can deliver useful and timely information.

The merger of PBSJ with Atkins is, of course, subject to approval from our shareholders and the satisfaction of other customary closing conditions, including regulatory approvals. In early September, we expect shareholders to begin receiving voter proxies and related information, including a detailed description of the process that led to the agreement announced today. Until that time, we will continue to operate the business as close to usual as possible. As mentioned previously, a shareholders meeting will occur after the SEC has cleared the proxy material, and we have provided proper notice. We expect that the meeting should take place in early fall. Upon a favorable response from shareholders, the transaction will be completed, at which time we would formally join Atkins. An integration team composed of representatives from both companies will work with each business unit to facilitate the transition.

OUR SINCERE THANKS

I continue to marvel at the amazing company that our Founders established back in 1960, and the strong sense of involvement and commitment that they and their management successors nurtured in generation after generation of employees. Today, we see that sense reflected in the courage it took for our most committed employees—our shareholders—to challenge their Board of Directors to find a solution for securing our position in a changing world.

As both chairman of your Board and a 24-year employee who has worked directly with so many of you over the years, I have a unique perspective. I want you to know that the challenge presented to us and the thoughtful opinions, hopes, concerns, and heartfelt sentiments that you shared were all heard by your Board and the members of the Strategic Finance Committee. We believe that the recommendation we bring to you today is absolutely the best solution to the challenge and in the best interests of shareholders and all the company’s stakeholders.

On behalf of your Board of Directors, I thank you for the patience that you have demonstrated during this incredibly important process. You have steadfastly stayed focused on serving our clients and created the success that has led us to today’s very positive outcome and made us such an attractive merger partner to an outstanding international company. I cannot express how much this has been appreciated.

We look forward to talking more with you in the coming weeks. Most of all, we look forward to the future and the incredible opportunity that it brings to the talented professionals of The PBSJ Corporation.

Sincerely,

Robert J. Paulsen

Chairman, The PBSJ Corporation

Forward-Looking Statements

This message contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of PBSJ and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, that the parties are unable to successfully implement integration strategies; and other risks that are described in PBSJ’s SEC reports, including but not limited to the risks described in PBSJ’s most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, including the sections entitled “Risk Factors”, as well PBSJ’s current reports on Form 8-K, filed with the Securities and Exchange Commission. PBSJ assumes no obligation and does not intend to update these forward-looking statements.

Additional Information

In connection with the proposed transaction, PBSJ intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the transaction. The definitive proxy statement will be sent or given to the shareholders of PBSJ. Before making any voting or investment decision with respect to the transaction, investors and shareholders of PBSJ are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by PBSJ with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or from PBSJ by directing a request to the Company’s chief financial officer at 800.477.7275, djvrana@pbsj.com, or through the PBSJ website at www.PBSJ.com/proxy.

PBSJ and its directors and executive officers may be deemed to be participants in the solicitation of proxies from PBSJ’s shareholders in connection with the transaction. Information about the PBSJ’s directors and executive officers is set forth in PBSJ’s proxy statement on Schedule 14A filed with the SEC on January 25, 2010, and PBSJ’s Annual Report on Form 10-K filed on January 13, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that PBSJ intends to file with the SEC.

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